Exhibit 10.210
Perquisites for Michael J. Fallon

TAX PREPARATION	Liberty provides you with confidential tax preparation services and tax planning advice. The maximum annual Company contribution towards these services is $1,500. The tax provider bills Liberty directly, up to the maximum contribution.

Liberty Mutual will pay the tax associated with the imputed income generated as a result of receiving tax preparation services.

FINANCIAL COUNSELING	Liberty provides for reimbursement of confidential financial counseling and estate planning services.

ESTATE PLANNING	The maximum amount of expense that is reimbursable is $10,000. This limit is intended to cover a three year period. There is no carry over provision if expenses submitted for reimbursement are less than the maximum. Liberty Mutual will pay the planner directly. Billing should be submitted by the financial planner to Lori Andrews in H.O. Compensation. The corporate tax identification number of the planner should be included with the billing.

Liberty Mutual will pay the tax associated with the imputed income generated as a result of receiving services from a certified financial planner.

EXECUTIVE HEALTH PROGRAM	This is a completely voluntary program that includes an annual physical, with an emphasis on preventive medicine. Expenses for the annual physical are paid for by the Company. Please note, however, that any treatment or subsequent tests are not covered, and should be submitted through your health insurance plan. If you have any questions, please contact the Director of Safety and Health — Dane Bremer at Ext. 44574.

EXECUTIVE LONG TERM DISABILITY	The purpose of this Plan is to provide Long Term Disability benefits to select key Management employees of Liberty Mutual and its subsidiaries.

This Plan provides a benefit equal to 100% of pre-disability pay (the regular employee plan provides 50%-60%). However, benefits under this Plan are fully taxable (benefits under the regular employee plan are tax-free). As in the regular employee plan, benefits are coordinated with certain other payments, such as worker’s compensation, Social Security, no-fault, state disability benefits, etc.

BOSTON PARKING BENEFIT	You are eligible for a 100% subsidized full-time parking benefit in Boston. If you would like further information, please contact Phillip Salisbury in Home Office Admin. Svcs (extension 45541). Liberty Mutual will pay the tax associated with the imputed income generated as a result of receiving subsidized parking.

Perquisites for Michael J. Fallon

BUSINESS LEADER PROGRAM	The objective of the Business Leader Program is to encourage Liberty’s executives to provide leadership in the community. Each year you may identify one or more charitable organizations that the Company will support with matching payments, provided you are personally affiliated at the Board of Director or Trustee level of the organizations.

The match will be ten times your contribution, to an annual maximum of $7,500.

All organizations must be recognized as tax-exempt by the IRA under section 501 (c)(3) to be eligible for funding. For further information please contact Gloria McPhail at ext. 41616

Perquisites for Joseph A. Gilles, Scott R. Goodby, and Michael H. Hughes

TAX PREPARATION	Liberty provides for reimbursement of confidential tax preparation services and tax planning advice.

The maximum annual Company contribution towards these services is $2,000. The tax provider bills Liberty directly, up to the maximum contribution.

Liberty Mutual will pay the tax associated with the imputed income generated as a result of receiving tax preparation services.

FINANCIAL COUNSELING	Liberty provides for reimbursement of confidential financial counseling and estate planning services.

ESTATE PLANNING	The maximum amount of expense that is reimbursable is $12,000. This limit is intended to cover a three year period. There is no carry over provision if expenses submitted for reimbursement are less than the maximum. Liberty Mutual will pay the planner directly. Billing should be submitted by the financial planner to Lori Andrews in H.O. Compensation. The corporate tax identification number of the planner should be included with the billing.

Liberty Mutual will pay the tax associated with the imputed income generated as a result of receiving services from a certified financial planner.

EXECUTIVE HEALTH PROGRAM	This is a completely voluntary program that includes an annual physical, with an emphasis on preventive medicine. Expenses for the annual physical are paid for by the Company. Please note, however, that any treatment or subsequent tests are not covered, and should be submitted through your health insurance plan. If you should have any questions, please contact the Director of Safety and Health — Dane Bremer at Ext. 44574.

EXECUTIVE LONG TERM DISABILTY	The purpose of this Plan is to provide Long Term Disability benefits to select key Management employees of Liberty Mutual and its subsidiaries.

This Plan provides a benefit equal to 100% of pre-disability pay (the regular employee plan provides 50%-60%). However, benefits under this Plan are fully taxable (benefits under the regular employee plan are tax-free). As in the regular employee plan, benefits are coordinated with certain other payments, such as worker’s compensation, Social Security, no-fault, state disability benefits, etc.

Perquisites for Joseph A. Gilles, Scott R. Goodby, and Michael H. Hughes

EXECUTIVE AUTOMOBILE POLICY	Structure: Liberty Mutual provides an Expense Allowance established by executive Level. Maximum allowance effective immediately through October 2009:

PLAN B	Level II — $461.54 per pay period

This allowance will appear in the regular bi-weekly pay stub as an expense allowance. Note that the amount of the allowance will be excluded from company programs based on gross salary (TIP, pension, etc.) but included in state, federal and FICA tax calculations.

The vehicle is leased or purchased by the executive rather than by Liberty Mutual. There is no Company-determined date or mileage for vehicle disposal.

Vehicle Costs:

Vehicle	Covered by the Expense Allowance

Maintenance	Covered by the Expense Allowance

Insurance	Covered by the Expense Allowance

Taxes & Registration	Covered by the Expense Allowance

Gasoline	Not included in the Expense Allowance. However, the Executive is reimbursed by Liberty Mutual for business miles at the rate of $0.055 per mile.

Parking & Tolls	Not included in the Expense Allowance. However, the executive is reimbursed by Liberty Mutual on a dollar for dollar basis if the expense is incurred for business reasons. Provided by executive, who is then reimbursed by Liberty Mutual on a dollar for dollar basis if the expense is incurred for business reasons.

Personal Tax Treatment The stipend is reported as personal income. The Executive may opt to report business mileage use on his/her tax return; the Executive is responsible for maintaining his/her own personal records. Corporate Taxation does not solicit mileage from Executives on Plan B. It is recommended that Executives who elect to participate in Plan B consult a tax advisor regarding deductible business expenses.

BOSTON PARKING BENEFIT	You are eligible for a 100% subsidized full-time parking benefit in Boston. If you would like further information, please contact Phillip Salisbury in Home Office Admin. Svcs (extension 45541). Liberty Mutual will pay the tax associated with the imputed income generated as a result of receiving subsidized parking.

Perquisites for Joseph A. Gilles, Scott R. Goodby, and Michael H. Hughes

BUSINESS LEADER PROGRAM	The objective of the Business Leader Program is to encourage Liberty’s executives to provide leadership in the community. Each year you may identify one or more charitable organizations that the Company will support with matching payments, provided you are personally affiliated at the Board of Director or Trustee level of the organizations.

The match will be ten times your contribution, to an annual maximum of $7,500.

All organizations must be recognized as tax-exempt by the IRA under section 501 (c)(3) to be eligible for funding. For further information please contact Gloria McPhail at ext. 41616

Perquisites for Gary R. Gregg

TAX PREPARATION	Liberty provides for reimbursement of confidential tax preparation services and tax planning advice.

The maximum annual Company contribution towards these services is $2,500. The tax provider bills Liberty directly, up to the maximum contribution.

Liberty Mutual will pay the tax associated with the imputed income generated as a result of receiving tax preparation services.

FINANCIAL COUNSELING	Liberty provides for reimbursement of confidential financial counseling and estate planning services.

ESTATE PLANNING	The maximum amount of expense that is reimbursable is $14,000. This limit is intended to cover a three year period. There is no carry over provision if expenses submitted for reimbursement are less than the maximum. Liberty Mutual will pay the planner directly. Billing should be submitted by the financial planner to Lori Andrews in H.O. Compensation. The corporate tax identification number of the planner should be included with the billing.

Liberty Mutual will pay the tax associated with the imputed income generated as a result of receiving services from a certified financial planner.

EXECUTIVE HEALTH PROGRAM	This is a completely voluntary program that includes an annual physical, with an emphasis on preventive medicine. Expenses for the annual physical are paid for by the Company. Please note, however, that any treatment or subsequent tests are not covered, and should be submitted through your health insurance plan. If you should have any questions, please contact the Director of Safety and Health — Dane Bremer at Ext. 44574.

EXECUTIVE LONG TERM DISABILTY	The purpose of this Plan is to provide Long Term Disability benefits to select key Management employees of Liberty Mutual and its subsidiaries.

This Plan provides a benefit equal to 100% of pre-disability pay (the regular employee plan provides 50%-60%). However, benefits under this Plan are fully taxable (benefits under the regular employee plan are tax-free). As in the regular employee plan, benefits are coordinated with certain other payments, such as worker’s compensation, Social Security, no-fault, state disability benefits, etc.

Perquisites for Gary R. Gregg

EXECUTIVE AUTOMOBILE POLICY	Structure: Liberty Mutual provides an Expense Allowance established by executive Level. Maximum allowance effective immediately through October 2009:

Level I — $560.77 per pay period

PLAN B	This allowance will appear in the regular bi-weekly pay stub as an expense allowance. Note that the amount of the allowance will be excluded from company programs based on gross salary (TIP, pension, etc.) but included in state, federal and FICA tax calculations.

The vehicle is leased or purchased by the executive rather than by Liberty Mutual. There is no Company-determined date or mileage for vehicle disposal.

Vehicle Costs:

Vehicle	Covered by the Expense Allowance

Maintenance	Covered by the Expense Allowance

Insurance	Covered by the Expense Allowance

Taxes & Registration	Covered by the Expense Allowance

Gasoline	Not included in the Expense Allowance. However, the Executive is reimbursed by Liberty Mutual for business miles at the rate of $0.055 per mile.

Parking & Tolls	Not included in the Expense Allowance. However, the executive is reimbursed by Liberty Mutual on a dollar for dollar basis if the expense is incurred for business reasons. Provided by executive, who is then reimbursed by Liberty Mutual on a dollar for dollar basis if the expense is incurred for business reasons.

Personal Tax Treatment The stipend is reported as personal income. The Executive may opt to report business mileage use on his/her tax return; the Executive is responsible for maintaining his/her own personal records. Corporate Taxation does not solicit mileage from Executives on Plan B. It is recommended that Executives who elect to participate in Plan B consult a tax advisor regarding deductible business expenses.

BOSTON PARKING BENEFIT	You are eligible for a 100% subsidized full-time parking benefit in Boston. If you would like further information, please contact Phillip Salisbury in Home Office Admin. Svcs (extension 45541). Liberty Mutual will pay the tax associated with the imputed income generated as a result of receiving subsidized parking.

Perquisites for Gary R. Gregg

BUSINESS LEADER PROGRAM	The objective of the Business Leader Program is to encourage Liberty’s executives to provide leadership in the community. Each year you may identify one or more charitable organizations that the Company will support with matching payments, provided you are personally affiliated at the Board of Director or Trustee level of the organizations.

The match will be ten times your contribution, to an annual maximum of $7,500.

All organizations must be recognized as tax-exempt by the IRA under section 501 (c)(3) to be eligible for funding. For further information please contact Gloria McPhail at ext. 41616